SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)              April 16, 2001



                                 OSTEOTECH, INC.
             (Exact name of registrant as specified in its charter)



    Delaware                          0-19278                 13-3357370
(State or other                     (Commission         (IRS Identification No.)
jurisdiction of                     file Number)
incorporation)

                    51 James Way, Eatontown, New Jersey 07724
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code        (732) 542-2800



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                              Item 5. Other Events


Osteotech, Inc. announced today that the U.S. District Court for the Central District of California granted its motion seeking summary judgment on U.S. Patent No. 5,290,558 ("the `558 Patent"). The Court found that GenSci's DynaGraft Gel and DynaGraft Putty products literally infringe claims 4 and 10 of Osteotech's `558 Patent, and, therefore, entered the judgment of literal infringement.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 16, 2001

                                                     OSTEOTECH, INC.
                                           -------------------------------------
                                                      (Registrant)


                                           By: /s/ Michael J. Jeffries
                                               ---------------------------------
                                               MICHAEL J. JEFFRIES
                                               Executive Vice President,
                                               Chief Financial Officer
                                               (Principal Financial Officer
                                               and Principal Accounting Officer)